UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2012

Bio-Matrix Scientific Group, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	0-32201	33-0824714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4700 Spring Street, St 304
La Mesa California, 91942
 (Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 702-1404

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As of December 31, 2012 Bio-Matrix Scientific Group, Inc. (the “Company”) has 1,035,911,549 of its common stock issued and outstanding (“Common Shares Out”). As of December 31, 2012, of the common shares issued and outstanding, 12,718,293 of these shares were held by affiliates (“Affiliate Shares” ) as affiliate is defined in Rule 144 promulgated under the Securities Act of 1933

The Affiliate Shares include 8,454,994 common shares owned by David Koos (the Company’s Chairman and CEO) as well as 4,159,085 common shares owned by Bombardier Pacific Ventures Inc., which is wholly owned by David Koos, 104,160 common shares owned by the AFN Trust for which David Koos serves as Trustee and 54 common shares held by the BMXP Holdings Shareholder’s Business Trust for which David Koos serves as Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-MATRIX SCIENTIFIC GROUP, INC.

By: /s/ David Koos
David Koos
Chief Executive Officer
Dated: December 31, 2012